SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  February 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On February 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on February 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  March 1, 2002              By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         February 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on February 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      February 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     154,000,000.00    151,814,161.99    3,582,714.76     291,525.36    3,874,240.12    0.00           0.00    148,231,447.23
A_2     200,500,000.00    195,593,141.94    7,091,992.16     363,803.24    7,455,795.40    0.00           0.00    188,501,149.78
A_R             100.00              0.00            0.00           0.00            0.00    0.00           0.00              0.00
M_1      50,000,000.00     50,000,000.00            0.00     136,055.56      136,055.56    0.00           0.00     50,000,000.00
M_2      33,750,000.00     33,750,000.00            0.00     109,275.00      109,275.00    0.00           0.00     33,750,000.00
B        26,750,000.00     26,750,000.00            0.00     121,162.64      121,162.64    0.00           0.00     26,750,000.00
P               100.00            100.00            0.00      57,378.10       57,378.10    0.00           0.00            100.00
TOTALS  465,000,200.00    457,907,403.93   10,674,706.92   1,079,199.90   11,753,906.82    0.00           0.00    447,232,697.01

A_IO    195,300,000.00    180,900,000.00            0.00   1,055,250.00    1,055,250.00    0.00           0.00    167,500,000.00
X_1               0.00              0.00            0.00           0.00            0.00    0.00           0.00              0.00
X_2               0.00              0.00            0.00           0.00            0.00    0.00           0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1     22540VNK4    985.80624669   23.26438156        1.89302182      25.15740338      962.54186513         A_1     2.230000 %
A_2     22540VNL2    975.52689247   35.37153197        1.81448000      37.18601197      940.15536050         A_2     2.160000 %
A_R     22540VNN8      0.00000000    0.00000000        0.00000000       0.00000000        0.00000000         A_R     9.040600 %
M_1     22540VNP3  1,000.00000000    0.00000000        2.72111120       2.72111120    1,000.00000000         M_1     3.160000 %
M_2     22540VNQ1  1,000.00000000    0.00000000        3.23777778       3.23777778    1,000.00000000         M_2     3.760000 %
B       22540VNR9  1,000.00000000    0.00000000        4.52944449       4.52944449    1,000.00000000         B       5.260000 %
P       22540VNS7  1,000.00000000    0.00000000  ################ ################    1,000.00000000         P       8.923506 %
TOTALS               984.74668168   22.95634909        2.32085900      25.27720810      961.79033258

A_IO    22540VNM0    926.26728111    0.00000000        5.40322581       5.40322581      857.65488991         A_IO    7.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                February 25, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                              126,098.61
                 Group 2 Scheduled Principal                                              169,645.55

                 Principal Prepayments
                 Group 1 Principal Prepayments                                          2,254,698.68
                 Group 2 Principal Prepayments                                          5,072,173.10

                 Curtailments
                 Group 1 Curtailments                                                     123,006.25
                 Group 2 Curtailments                                                     413,566.55

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                              512.69
                 Group 2 Curtailment Adjustments                                            1,498.12

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                              1,227.86
                 Group 2 Principal Adjustments                                            -10,520.73

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                 2,087,969.25
                 Group 2  Gross Interest                                                2,692,734.67

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                 197,391,184.36
                 Group 2 Beginning Collateral Balance                                 247,912,512.83

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                    194,885,640.27
                 Group 2 Ending Collateral Balance                                    254,864,431.01

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                  82,246.33
                 Additional Servicing Fee - Prepayment Period                                 302.16
                 Group2 Servicing Fee - Collection Period                                 108,546.16
                 Additional Servicing Fee - Prepayment Period                                   0.00

Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                               18,918.59
                 Group2 Prepayment Penalties                                               38,458.77

Sec. 4.06(ix)    Advances
                 Group1 Advances                                                                0.00
                 Group2 Advances                                                                0.00

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            February 25, 2002

Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Exclusive of Loans in Forecolsure)


                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         67              2,272,801.73            1.17 %
                2 Month          8                252,172.23            0.13 %
                3 Month          0                      0.00            0.00 %
                Total           75              2,524,973.96            1.30 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          69             3,749,234.36            1.47 %
                2 Month          28             1,854,054.58            0.73 %
                3 Month          13             1,060,024.04            0.42 %
                Total           110             6,663,312.98            2.62 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         136             6,022,036.09            1.34 %
                2 Month          36             2,106,226.81            0.47 %
                3 Month          13             1,060,024.04            0.24 %
                Total           185             9,188,286.94            2.05 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%


Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            February 25, 2002

Sec. 4.06(xii)  Realized Losses
                Realized Losses - Group I                                                               0.00
                Realized Losses - Group II                                                              0.00

Sec. 4.06(xii)  Cumulative Realized Losses
                Cumulative Realized Losses - Group I                                                    0.00
                Cumulative Realized Losses - Group II                                                   0.00

Sec. 4.06(xiii) Rolling Three Month Delinquency Rate                                                0.359285 %

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account                                            5,425.97
                Capitalized Interest Requirement                                                       24.82

Sec. 4.06(xv)   Amount of Insured Payment                                                               0.00

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                     2,931.25
                (2)                                                                                   600.04
                (3)                                                                                     0.00
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    33,751.50
                (2)                                                                                14,425.16
                (3)                                                                                     0.00
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

                Prepayment Interest Shortfall Allocated to Class A-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class A-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class B                                      0.00
                Prepayment Interest Shortfall Allocated to Class A-IO                                   0.00
                Prepayment Interest Shortfall Allocated to Class M-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class R                                      0.00
                Prepayment Interest Shortfall Allocated to Class M-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class P                                      0.00
                Total Prepayment Interest Shortfall Allocated                                           0.00


Sec. 4.06(v)    Fees - Group 1
                Servicing Fee                                                                      82,246.33
                Trustee Fee                                                                           904.71
                Loss Mitigation Fee                                                                 2,878.62

                Fees - Group 2
                Servicing Fee                                                                     108,546.16
                Trustee Fee                                                                         1,194.01
                Loss Mitigation Fee                                                                 3,799.12

                Certificate Insurer Premium                                                        17,929.37

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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